Exhibit 24.01

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ Benjamin G.S. Fowke III
Benjamin G.S. Fowke III
Chairman, President, Chief Executive Officer and Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (ii) any amendments, supplements or corrections to the Company’s Form 10-K, or other applicable form, for the fiscal year ended December 31, 2011 filed by the Company with the SEC; and (iii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of March, 2012.

/s/ Gail Koziara Boudreaux
Gail Koziara Boudreaux
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ Fredric W. Corrigan
Fredric W. Corrigan
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ Richard K. Davis
Richard K. Davis
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ Albert F. Moreno
Albert F. Moreno
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ Christopher J. Policinski
Christopher J. Policinski
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ A. Patricia Sampson
A. Patricia Sampson
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ James J. Sheppard
James J. Sheppard
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ David A. Westerlund
David A. Westerlund
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ Kim Williams
Kim Williams
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BENJAMIN G.S. FOWKE III, TERESA S. MADDEN and SCOTT M. WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2012.

/s/ Timothy V. Wolf
Timothy V. Wolf
Director